UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05769

Invesco High Income Trust II

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/21

ITEM 1. Report to Shareholders.

Annual Report to Shareholders	February 28, 2021

Invesco High Income Trust II

NYSE: VLT

Managed Distribution Plan Disclosure

The Board of Trustees (the “Board”) of Invesco High Income Trust II (the “Trust”) approved a Managed Distribution Plan (the “Plan”) whereby the Trust increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the effective date of the Plan.

The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Trust is paid back to them. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” No conclusions should be drawn about the Trust’s investment performance from the amount of the Trust’s distributions or from the terms of the Plan. The Plan will be subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares.

The Trust will provide its shareholders of record on each distribution record date with a

Section 19 Notice disclosing the sources of its dividend payment when a distribution includes anything other than net investment income. The amounts and sources of distributions reported in Section 19 Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Trust will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. Please refer to “Distributions” under Note 1 of the Notes to Financial Statements for information regarding the tax character of the Trust’s distributions.

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Management’s Discussion of Trust Performance

Performance summary

For the year ended February 28, 2021, Invesco High Income Trust II (the Trust), at net asset value (NAV), outperformed its style-specific benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the year.

Performance
Total returns, 2/29/20 to 2/28/21
Trust at NAV	10.24%
Trust at Market Value	10.04
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼
(Style-Specific Index)	9.31
Market Price Discount to NAV as of 2/28/21	-9.54
Source(s): ▼RIMES Technologies Corp.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Trust

Fixed income markets began 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to

0.25%.1 in April 2020 the unemployment rate reached a peak of 14.7%2 while real gross domestic product (GDP) decreased at an annual rate of 31.4%3 in the second quarter of 2020.

Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread of the virus and were able to slowly reopen their economies in the third quarter of 2020. With a vaccine rollout at the end of 2020 and early 2021, the broader bond market, both developed and emerging, ended the year in positive territory.

The 10-year US Treasury yield continued to decline from the previous year at the start of 2020, as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets, driving Treasury yields even lower but the swift monetary and fiscal response helped calm markets. Against this backdrop, the 10-year US Treasury yield ended 2020 at 1.40%, 26 basis points higher than at the beginning of the year.4 (A basis point is one one-hundredth of a percentage point.)

Against this backdrop, the high-yield market experienced swift and severe drawdowns at the beginning of 2020 but quickly normalized following central bank interventions and ended the period with positive gains. The initial fallout from COVID-19 drove a wave of downgrades in the high-yield market and pushed the par-weighted, trailing twelve months, high-yield default rate to 6.05%; roughly 3% higher than the twenty-five year average of 3.04%.5 But as a result of the monetary policy support, and interest rates at near zero, high-yield new issuance increased to the highest level on record with companies issuing $449.9 billion in high-yield debt in 2020.5

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high-yield bond market and is the Trust’s style-specific index, generated a positive return for the year.6 Likewise, the Trust, at NAV, generated a positive return for the year.

  During the year, the Trust benefited from its security selection in the retail and construction machinery sectors. The Trust had an underweight allocation to the oil field services and independent energy sectors relative to the style-specific index, which also contributed positively as the energy sector was hit particularly hard when lockdowns were put into effect and all non-essential travel decreased. The overweight allocation to the packaging industry was also beneficial to the Trust’s relative performance.

  The Trust’s overweight allocation to aerospace and defense detracted from its performance relative to its style-specific benchmark. Security selection in the independent energy and leisure sectors also detracted from performance relative to the style-specific index as defaults in both of these sectors began to rise as a result of the COVID-19 induced shutdowns.

  At the close of the year, the outlook was positive for risk assets, including high-yield bonds, though we believe the upside is far more limited following the strong rally in both equities and credit spreads since the lows of mid-March 2020. We expect an uneven but solid economic recovery as the vaccine gets rolled out. Of course, the speed and breadth of vaccinations will determine how quickly and to what extent the global economy can recover to pre-pandemic levels. As that unfolds, we’d expect a rotation in investor focus from technology and consumer non-cyclicals to sectors impacted by COVID-19. We believe further support is likely to come from a weaker dollar, still-low rates and an upward sloping yield curve which tends to support credit markets. Meanwhile, inflationary pressures are mounting, most evident in commodity prices. And, with fiscal stimulus in the outlook, we expect rate-sensitive segments of the fixed-income market to feel greater pressure than the high-yield market should interest rates rise in response. Importantly for high-yield securities, we believe the default outlook appears much more favorable with defaults potentially half what was experienced in 2020. We expect issuance to remain strong, though not at the record-breaking level seen in 2020, providing a solid technical backdrop. In short, the positive momentum leads us to have a constructive view on portfolio risk positioning though that view is significantly tempered by the tighter spreads and lesser compensation for taking on risk at current levels. We believe careful security selection will drive relative performance in an environment less conducive to simply expressing a view on broad-based risk and that total returns will be more muted compared to the past couple of quarters.

3                    Invesco High Income Trust II

  One important factor affecting the Trust’s performance relative to its style-specific benchmark was the Trust’s use of financial leverage through bank borrowings. For the year, the use of leverage contributed to Trust performance. At the close of the year, leverage accounted for about 23% of the Trust’s total assets. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, use of leverage can also expose shareholders to additional volatility. For example, as the prices of securities held by a trust decline, the negative impact of these valuation changes on share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a trust generally are rising. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

  We used forward foreign currency contracts during the year for the purpose of hedging currency exposure of non-US dollar-denominated debt. The use of such contracts had a negligible impact on the Trust’s performance relative to its style-specific benchmark for the year. Forward foreign currency contracts expose the Trust to counterparty risk and do not always provide the hedging benefits anticipated.

  We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s shares.

  During the year, the Trust’s managed distribution plan resulted in distributions consisting of return of capital and had a $0.16 per share impact on the Fund’s NAV, as shown in the Financial Highlights section of this report. The Trust’s managed distribution plan did not materially impact the Trust’s investment strategies during the reporting period.

  Thank you for investing in Invesco High Income Trust II and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: US Bureau of Economic Analysis

4 Source: US Department of the Treasury

5 Source: JP Morgan

6 Source: Bloomberg Barclays

Portfolio manager(s):

Niklas Nordenfelt

Scott Roberts

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

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Your Trust’s Long-Term Performance

Results of a $10,000 Investment

Trust and index data from 2/28/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares.

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Average Annual Total Returns
As of 2/28/21
	NAV	Market
10 Years	7.42%	6.42%
5 Years	9.28	9.94
1 Year	10.24	10.04

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance.

     Performance figures do not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

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Supplemental Information

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.
∎	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Changes to the Trust’s Governing Documents

On August 13, 2020, the Trust’s Board of Trustees (the “Board”) approved changes to the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Trust’s Amended and Restated Bylaws (the “Bylaws”). The following is a summary of certain of these changes.

Declaration of Trust

The Trust’s Declaration of Trust was amended to provide as follows:

∎

A Majority Trustee Vote is required on all Board actions, including amendments to the Declaration of Trust. “Majority Trustee Vote” means (a) with respect to a vote of the Board, a vote of the majority of the Trustees then in office, and a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub-committee of the Board, a vote of the majority of the members of such committee or sub-committee, and a separate vote of a majority of the Continuing Trustees that are members of such committee or sub-committee. “Continuing Trustee” means a Trustee who either (a) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

∎

Any Trustee may only be removed for cause, including but not limited to (i) willful misconduct, dishonesty, or fraud on the part of the Trustee in the conduct of his or her office; (ii) failing to meet, on a continuous basis, the Trustee Qualifications (as defined below); or (iii) being indicted for, pleading guilty to or being convicted of a felony, in each case only by a written instrument signed by at least 75% of the number of Trustees prior to such removal (not including the Trustee(s) for which removal is being sought), specifying the date when such removal shall become effective.

∎

In the event of a vacancy on the Board, the size of the Board is automatically reduced by the number of vacancies (but not to less than two) until the Board maintains or increases the size of the Board.

∎	The following Trustee Qualifications are imposed on all nominees and current Trustees, whether or not nominated by a third party:

(a) An individual who is an Affiliated Person of any:

(1) Investment Adviser (other than the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser);

(2) Pooled Vehicle (as defined below) (other than a Pooled Vehicle advised or managed by the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser); or

(3) Entity Controlling, Controlled by, or under common Control with, any Investment Adviser (other than the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser) or Pooled Vehicle (other than a Pooled Vehicle advised or managed by the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser);

shall be disqualified from being nominated or serving as a Trustee, if the Board determines by Majority Trustee Vote (excluding the vote of any Trustee subject to such vote) that such relationship is reasonably likely to:

(1) Present undue conflicts of interest between (i) the Trust and its Shareholders, and (ii) such other Investment Adviser or Pooled Vehicle;

(2) Impede the ability of the individual to discharge the duties of a Trustee; and/or

(3) Impede the free flow of information (including proprietary, non-public or confidential information) between the Trust’s Investment Adviser and the Board.

7                    Invesco High Income Trust II

(b) An individual who:

(1) Is a 12(d) Control Person (as defined below);

(2) Is an Affiliated Person of a 12(d) Holder (as defined below) or 12(d) Control Person; or

(3) Has accepted directly or indirectly any consulting, advisory, or other compensatory fee from any 12(d) Holder or 12(d) Control Person;

shall be disqualified from being nominated or serving as a Trustee.

(c) An individual who serves as a trustee or director of 5 or more issuers (including the Trust) having securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”) (for these purposes, investment companies or individual series thereof having the same Investment Adviser as the Trust or any Investment Adviser affiliated with the Trust’s Investment Adviser shall be counted as a single issuer) shall be disqualified from being nominated or serving as a Trustee.

(d) An individual who has been subject to any censure, order, consent decree or adverse final action of any federal, state, or foreign governmental or regulatory authority barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, been the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or serving as a Trustee failing to satisfy the requirements of this paragraph, or is or has been engaged in any conduct which has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the Securities and Exchange Commission (“SEC”) censuring, placing limitations on the activities, functions, or operation of, suspending, or revoking the registration of any Investment Adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940 shall be disqualified from being nominated or serving as a Trustee.

(e) An individual who is or has been the subject of any of the ineligibility provisions contained in Section 9(b) of the Investment Company Act of 1940 (the “1940 Act”) that would permit, or could reasonably have been expected or would reasonably be expected to permit the SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from servicing or acting as an employee, officer, trustee, director, member of an advisory board, Investment Adviser or depositor of, or principal underwriter for, a registered investment company or Affiliated Person of such Investment Adviser, depositor, or principal underwriter shall be disqualified from being nominated or serving as a Trustee.

For purposes of the foregoing, the following definitions apply:

“12(d) Control Person” means any person who Controls, is Controlled by, or under common Control with, a 12(d) Holder (solely for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act);

“12(d) Holder” is defined as an investment company (including, for purposes of (1) below, any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act) that in the aggregate owns, directly or indirectly through any companies Controlled by the 12(d) Holder, of record or beneficially as defined in Rule 13d-3 and 13d-5 of the Securities Act of 1934:

(1) More than three percent (3%) of the outstanding voting Shares of the Trust;

(2) Securities issued by the Trust having an aggregate value in excess of five percent (5%) of the total assets of such investment company or of any company or companies Controlled by such investment company;

(3) Securities issued by the Trust and by all other investment companies having an aggregate value in excess of ten percent (10%) of the total assets of the investment company making such investment or any company or companies Controlled by the investment company making such investment;

(4) Together with other investment companies having the same Investment Adviser and companies Controlled by such investment companies, more than ten percent (10%) of the total outstanding Shares of the Trust; or

(5) For an investment company operating as a “fund of funds” pursuant to Section 12(d)(1)(F) of the 1940 Act, together with all Affiliated Persons of such investment company, more than three percent (3%) of the outstanding voting Shares of the Trust (solely for purposes of determining an “Affiliated Person” for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act).

“Pooled Vehicle” means (i) any issuer meeting the definition of an “investment company” in Section 3(a) of the 1940 Act, or (ii) any person that would meet the definition of an investment company but for the exceptions in Section 3(c) of the 1940 Act.

Bylaws

The Trust’s Bylaws were amended to provide as follows:

∎

At all meetings of the Board, one-half (50%) of the Trustees then in office, including one-half (50%) of the Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. At all meetings of any committee or sub-committee, one-half (50%) of the committee members or sub-committee members, including one-half (50%) of the committee members or sub-committee members who are Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. Business transacted at any meeting of Shareholders shall be limited to (a) the purpose stated in the notice, (b) the adjournment of such meeting in accordance with the relevant provisions of the Bylaws, and (c) solely with respect to annual meetings, such other matters as are permitted to be presented at the meeting in accordance with the relevant provisions of the Bylaws.

∎

A majority of the outstanding Shares entitled to vote at a Shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. Quorum

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shall be determined with respect to the meeting as a whole regardless of whether particular matters have achieved the requisite vote for approval, but the presence or absence of a quorum shall not prevent any adjournment at the meeting pursuant to the relevant provisions of the Bylaws.

∎

When a quorum is present at any meeting, the vote of the shares as set forth in the Declaration of Trust shall decide any question brought before such meeting, unless a different vote is required by the express provision of applicable law, the Declaration of Trust, the Bylaws or other governing instrument of the Trust, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, and whether or not a quorum is present, the vote of the holders of one-third (1/3) of the shares cast, or the chair of the meeting in his or her discretion, shall have the power to adjourn a meeting of the Shareholders with regard to a particular proposal scheduled to be voted on at such meeting or to adjourn such meeting entirely.

∎

The matters to be considered and brought before any annual meeting of Shareholders of the Trust shall be limited to only such matters, including the nomination and election of Trustees, as shall be brought properly before such meeting in compliance with the procedures set forth in the Bylaws. For any matter to be properly brought before any annual meeting of Shareholders, the matter must be (among other requirements specified in the Bylaws), brought before the annual meeting in the manner specified in the Bylaws by a Record Owner at the time of the giving of notice, on the record date for such meeting and at the time of the meeting, or a Shareholder (a “Nominee Holder”) that holds voting securities entitled to vote at meetings of Shareholders through a nominee or “street name” holder of record and can demonstrate to the Trust such indirect ownership and such Nominee Holder’s entitlement to vote such securities, and is a Nominee Holder at the time of the giving of notice provided for in the Bylaws, on the record date for such meeting and at the time of the meeting, with proof of such ownership or holding reasonably satisfactory to the Trust to be provided by such Record Owner or Nominee Holder at each such aforementioned time.

∎

Any Shareholder desiring to nominate any person(s) for election as a Trustee shall deliver, as part of such Shareholder Notice, a statement in writing with respect to the person(s) to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification (a “Proposed Nominee”) setting forth all information required by the Bylaws, including each Proposed Nominee’s written representation that he or she agrees to complete, execute, and return to the Trust within 5 business days of receipt the Trust’s form of trustee questionnaire and any supplemental information reasonably requested by the Trust.

∎

Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before an annual meeting or to elect Proposed Nominees shall deliver, as part of such Shareholder Notice, all statements and representations required by the Bylaws, including: 1) a statement in writing with respect to the Shareholder and the beneficial owner, if any, on whose behalf the proposal is being made setting forth, among other requirements, the number and class of all Shares which the Shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (including any derivative or short positions, profit interests, options or similar rights, and borrowed or loaned shares); and 2) an agreement to return to the Trust within 5 business days of receipt such other information as the Board may reasonably request.

∎

To be considered a qualified representative of the Shareholder, a Person must be a duly authorized officer, manager or partner of such Shareholder, as evidenced by an incumbency certificate executed by the corporate secretary (or other duly authorized officer) of the Shareholder, or must be authorized by a writing executed by such Shareholder delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders, and such Person must deliver a copy of such incumbency certificate or writing to the secretary of the meeting.

∎

Only such matters shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting. Nominations of individuals for election to the Board may be made at a special meeting of Shareholders at which Trustees are to be elected: 1) pursuant to the Trust’s notice of meeting; 2) by or at the direction of the Board; or 3) provided that the Board has determined that Trustees shall be elected at such special meeting, and such special meeting shall meet all of the requirements with respect to annual meetings as if such special meeting were an annual meeting.

∎

Provisions in the Bylaws regarding advance notice of Shareholder Nominees for Trustee and other Shareholder proposals shall not apply to Shareholder proposals made pursuant to Rule 14a-8 under the Exchange Act. Notwithstanding the forgoing, no Shareholder proposal may be brought before an annual meeting, whether submitted pursuant to the applicable provisions of the Bylaws or Rule 14a-8 under the Exchange Act, unless Shareholders have power to vote on the Shareholder proposal, or the subject matter of the Shareholder proposal, pursuant to the Declaration of Trust, irrespective of whether such Shareholder proposal is submitted as a precatory recommendation to the Board.

∎	No person shall be eligible for election as a Trustee of the Trust unless nominated in accordance with the procedures set forth in the Bylaws.

The Trust’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Trust’s Secretary, c/o Invesco Advisers, Inc., 1555 Peachtree Street NE, Atlanta, GA 30309.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

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Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

∎	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the

market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.

If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.

If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.

You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

10                    Invesco High Income Trust II

Fund Information

Portfolio Composition†

By credit quality	% of total investments
A	0.46%
BBB	8.24
BB	42.98
B	38.06
CCC	8.40
Non-Rated	1.53
Cash	0.33

† Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets
1.	Kraft Heinz Foods Co.	3.07%
2.	Occidental Petroleum Corp.	2.91
3.	Centene Corp.	2.65
4.	OneMain Finance Corp.	2.28
5.	Navient Corp.	2.18

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

* Excluding money market fund holdings, if any. Data presented here are as of February 28, 2021.

11                    Invesco High Income Trust II

Schedule of Investments(a)

February 28, 2021

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–120.31%(b)
Aerospace & Defense–1.75%
Bombardier, Inc. (Canada), 5.75%, 03/15/2022(c)	$123,000	$ 124,968
6.00%, 10/15/2022(c)	475,000	466,571
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	801,000	844,555
TransDigm, Inc., 6.25%, 03/15/2026(c)	256,000	270,117
		1,706,211

Agricultural & Farm Machinery–1.29%
Titan International, Inc., 6.50%, 11/30/2023	1,285,000	1,261,041

Airlines–1.58%
Delta Air Lines, Inc., 7.00%, 05/01/2025(c)	1,062,000	1,238,160
7.38%, 01/15/2026	256,000	300,139
		1,538,299

Apparel Retail–1.31%
L Brands, Inc., 6.88%, 11/01/2035	946,000	1,149,087
6.75%, 07/01/2036	104,000	125,255
		1,274,342

Apparel, Accessories & Luxury Goods–0.45%
Hanesbrands, Inc., 5.38%, 05/15/2025(c)	416,000	441,388

Auto Parts & Equipment–1.00%
Clarios Global L.P., 6.75%, 05/15/2025(c)	166,000	178,463
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(c)	324,000	350,131
Dana, Inc., 5.38%, 11/15/2027	357,000	373,734
5.63%, 06/15/2028	70,000	74,402
		976,730

Automobile Manufacturers–3.81%
Allison Transmission, Inc., 3.75%, 01/30/2031(c)	1,064,000	1,019,445
Ford Motor Co., 9.00%, 04/22/2025	212,000	256,745
9.63%, 04/22/2030	114,000	161,459
4.75%, 01/15/2043	327,000	331,954
Ford Motor Credit Co. LLC, 5.13%, 06/16/2025	204,000	220,575
3.38%, 11/13/2025	250,000	254,402
4.39%, 01/08/2026	299,000	316,144
5.11%, 05/03/2029	395,000	433,019
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(c)	674,000	712,755
Motors Liquidation Co., 8.38%, 07/15/2033(d)(e)	1,640,000	0
		3,706,498

	Principal Amount	Value
Automotive Retail–1.19%
Group 1 Automotive, Inc., 4.00%, 08/15/2028(c)	$441,000	$ 445,961
Lithia Motors, Inc., 5.25%, 08/01/2025(c)	230,000	238,362
4.63%, 12/15/2027(c)	191,000	200,908
4.38%, 01/15/2031(c)	96,000	100,980
Penske Automotive Group, Inc., 5.50%, 05/15/2026	164,000	169,228
		1,155,439

Broadcasting–0.12%
Gray Television, Inc., 7.00%, 05/15/2027(c)	105,000	114,844

Cable & Satellite–4.92%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/2028(c)	1,240,000	1,300,140
4.50%, 08/15/2030(c)	56,000	58,058
CSC Holdings LLC, 6.50%, 02/01/2029(c)	687,000	761,076
5.75%, 01/15/2030(c)	225,000	240,402
DISH DBS Corp., 5.88%, 11/15/2024	932,000	976,615
DISH Network Corp., Conv., 3.38%, 08/15/2026	511,000	481,785
Intelsat Jackson Holdings S.A. (Luxembourg), 5.50%, 08/01/2023(d)	463,000	295,163
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(c)	660,000	680,212
		4,793,451

Casinos & Gaming–3.10%
CCM Merger, Inc., 6.38%, 05/01/2026(c)	674,000	716,125
Codere Finance 2 (Luxembourg) S.A. (Spain), 7.13% PIK Rate, 4.50% Cash Rate, 11/01/2023 (Acquired 11/01/2016; Cost $240,000)(c)(f)(g)	240,000	142,776
MGM Resorts International, 7.75%, 03/15/2022	327,000	345,598
6.00%, 03/15/2023	335,000	357,613
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(c)	730,000	722,700
Scientific Games International, Inc., 8.63%, 07/01/2025(c)	178,000	191,907
8.25%, 03/15/2026(c)	163,000	173,063
7.00%, 05/15/2028(c)	352,000	373,609
		3,023,391

Coal & Consumable Fuels–1.31%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(c)	1,227,000	1,275,681

Construction & Engineering–0.69%
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/2026(c)	341,000	351,869
9.75%, 07/15/2028(c)	282,000	317,250
		669,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco High Income Trust II

	Principal Amount	Value
Consumer Finance–4.45%
Navient Corp., 7.25%, 01/25/2022	$225,000	$ 233,859
7.25%, 09/25/2023	685,000	744,510
5.00%, 03/15/2027	195,000	191,369
5.63%, 08/01/2033	1,026,000	940,714
OneMain Finance Corp., 5.38%, 11/15/2029	1,368,000	1,446,660
4.00%, 09/15/2030	795,000	772,708
		4,329,820

Copper–2.03%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(c)	695,000	718,456
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	1,016,000	1,260,475
		1,978,931

Data Processing & Outsourced Services–1.01%
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(c)	954,000	987,390

Department Stores–1.97%
Macy’s, Inc., 8.38%, 06/15/2025(c)	1,734,000	1,918,567

Distributors–1.16%
Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(c)(f)	1,110,000	1,130,413

Diversified Banks–1.69%
Credit Agricole S.A. (France), 8.13%(c)(h)(i)	688,000	833,582
Natwest Group PLC (United Kingdom), 6.00%(h)(i)	730,000	810,300
		1,643,882

Diversified Capital Markets–0.83%
Credit Suisse Group AG (Switzerland), 7.50%(c)(h)(i)	740,000	811,262

Diversified REITs–1.06%
Colony Capital, Inc., Conv., 5.00%, 04/15/2023	310,000	312,359
iStar, Inc., 4.75%, 10/01/2024	703,000	722,701
		1,035,060

Electric Utilities–1.83%
NextEra Energy Operating Partners L.P., 3.88%, 10/15/2026(c)	446,000	478,052
4.50%, 09/15/2027(c)	171,000	190,870
Talen Energy Supply LLC, 7.63%, 06/01/2028(c)	655,000	698,509
Vistra Operations Co. LLC, 5.00%, 07/31/2027(c)	397,000	415,758
		1,783,189

Electrical Components & Equipment–0.92%
EnerSys, 4.38%, 12/15/2027(c)	294,000	310,905
Sensata Technologies B.V., 4.88%, 10/15/2023(c)	549,000	586,058
		896,963

	Principal Amount	Value
Electronic Components–0.11%
Sensata Technologies, Inc., 3.75%, 02/15/2031(c)	$106,000	$ 106,530

Environmental & Facilities Services–1.11%
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(c)	459,000	449,246
Waste Pro USA, Inc., 5.50%, 02/15/2026(c)	613,000	631,951
		1,081,197

Food Retail–3.22%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(c)	256,000	274,880
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(c)	1,011,000	1,074,188
Simmons Foods, Inc., 5.75%, 11/01/2024(c)	838,000	865,738
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(c)	905,000	918,371
		3,133,177

Health Care Facilities–1.82%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	375,000	381,094
5.00%, 04/15/2029(c)	668,000	698,895
Encompass Health Corp., 4.75%, 02/01/2030	654,000	692,952
		1,772,941

Health Care REITs–0.65%
Diversified Healthcare Trust, 4.38%, 03/01/2031	642,000	636,383

Health Care Services–6.53%
Akumin, Inc., 7.00%, 11/01/2025(c)	1,198,000	1,254,905
Community Health Systems, Inc., 6.63%, 02/15/2025(c)	318,000	335,013
8.00%, 03/15/2026(c)	704,000	752,365
8.00%, 12/15/2027(c)	333,000	365,676
DaVita, Inc., 4.63%, 06/01/2030(c)	265,000	269,803
3.75%, 02/15/2031(c)	1,327,000	1,267,046
Global Medical Response, Inc., 6.50%, 10/01/2025(c)	714,000	743,452
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(c)	696,000	726,318
MEDNAX, Inc., 6.25%, 01/15/2027(c)	608,000	642,948
		6,357,526

Homebuilding–1.62%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(c)	553,000	624,094
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(c)	887,000	952,416
		1,576,510

Hotels, Resorts & Cruise Lines–0.70%
Carnival Corp., 10.50%, 02/01/2026(c)	587,000	683,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco High Income Trust II

	Principal Amount	Value
Household Products–1.08%
Energizer Holdings, Inc., 4.75%, 06/15/2028(c)	$70,000	$ 71,645
4.38%, 03/31/2029(c)	979,000	978,021
		1,049,666

Independent Power Producers & Energy Traders–1.50%
Calpine Corp., 3.75%, 03/01/2031(c)	780,000	754,034
Clearway Energy Operating LLC, 4.75%, 03/15/2028(c)	659,000	704,926
		1,458,960

Industrial Machinery–2.68%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(c)	811,000	799,764
EnPro Industries, Inc., 5.75%, 10/15/2026	888,000	941,111
Mueller Industries, Inc., 6.00%, 03/01/2027	847,000	866,566
		2,607,441

Integrated Oil & Gas–2.92%
Occidental Petroleum Corp., 2.90%, 08/15/2024	340,000	331,306
8.50%, 07/15/2027	254,000	304,566
6.38%, 09/01/2028	377,000	419,177
6.13%, 01/01/2031	804,000	899,736
6.45%, 09/15/2036	85,000	97,028
6.20%, 03/15/2040	336,000	363,720
4.10%, 02/15/2047	499,000	425,086
		2,840,619

Integrated Telecommunication Services–4.39%
Altice France S.A. (France), 7.38%, 05/01/2026(c)	1,738,000	1,814,385
Embarq Corp., 8.00%, 06/01/2036	759,000	903,210
Frontier Communications Corp., 10.50%, 09/15/2022(d)	231,000	131,814
11.00%, 09/15/2025(d)	344,000	196,725
Level 3 Financing, Inc., 3.75%, 07/15/2029(c)	954,000	952,808
Telecom Italia Capital S.A. (Italy), 7.20%, 07/18/2036	212,000	272,515
		4,271,457

Interactive Media & Services–1.61%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(c)	422,000	431,691
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(c)	598,000	423,653
Scripps Escrow II, Inc., 3.88%, 01/15/2029(c)	720,000	708,480
		1,563,824

Internet & Direct Marketing Retail–0.76%
QVC, Inc., 5.45%, 08/15/2034	697,000	738,820

Investment Banking & Brokerage–0.73%
NFP Corp., 6.88%, 08/15/2028(c)	692,000	715,480

	Principal Amount	Value
IT Consulting & Other Services–0.74%
Gartner, Inc., 4.50%, 07/01/2028(c)	$401,000	$ 421,552
3.75%, 10/01/2030(c)	295,000	299,056
		720,608

Managed Health Care–2.64%
Centene Corp., 5.38%, 06/01/2026(c)	335,000	350,457
5.38%, 08/15/2026(c)	290,000	305,950
4.63%, 12/15/2029	280,000	302,483
3.00%, 10/15/2030	548,000	557,288
2.50%, 03/01/2031	1,091,000	1,056,579
		2,572,757

Metal & Glass Containers–0.83%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(c)	600,000	600,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(c)	200,000	211,269
		811,269

Movies & Entertainment–1.11%
Netflix, Inc., 5.88%, 11/15/2028	441,000	529,619
5.38%, 11/15/2029(c)	470,000	555,869
		1,085,488

Oil & Gas Drilling–3.75%
Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029	678,000	736,901
Nabors Industries, Inc., 5.75%, 02/01/2025	830,000	660,369
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(c)	570,000	588,747
Precision Drilling Corp. (Canada), 7.75%, 12/15/2023	92,000	92,651
5.25%, 11/15/2024	372,000	348,517
Rockies Express Pipeline LLC, 4.80%, 05/15/2030(c)	605,000	629,273
6.88%, 04/15/2040(c)	479,000	531,690
Valaris PLC (Saudi Arabia), 7.75%, 02/01/2026(d)	628,000	62,015
		3,650,163

Oil & Gas Equipment & Services–2.31%
Bristow Group, Inc., 6.88%, 03/01/2028(c)	696,000	703,830
TechnipFMC PLC (United Kingdom), 6.50%, 02/01/2026(c)	787,000	824,691
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	686,000	721,460
		2,249,981

Oil & Gas Exploration & Production–9.37%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(c)	1,547,000	1,612,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco High Income Trust II

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/2027(c)	$743,000	$ 952,898
8.25%, 12/31/2028(c)	94,000	97,936
CNX Resources Corp., 7.25%, 03/14/2027(c)	669,000	716,666
Comstock Resources, Inc., 9.75%, 08/15/2026	649,000	709,253
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	475,000	450,953
7.75%, 02/01/2028	308,000	304,600
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(c)	618,000	646,196
5.75%, 02/01/2029(c)	241,000	245,971
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(c)	998,000	985,849
QEP Resources, Inc., 5.25%, 05/01/2023	140,000	148,715
Range Resources Corp., 8.25%, 01/15/2029(c)	1,067,000	1,148,706
SM Energy Co., 10.00%, 01/15/2025(c)	503,000	566,821
6.75%, 09/15/2026	470,000	446,441
6.63%, 01/15/2027	90,000	85,050
		9,118,802

Oil & Gas Refining & Marketing–0.73%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	236,000	235,650
9.25%, 07/15/2024(c)	433,000	474,135
		709,785

Oil & Gas Storage & Transportation–3.49%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	59,000	59,590
5.75%, 03/01/2027(c)	67,000	67,377
5.75%, 01/15/2028(c)	632,000	638,320
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(c)	600,000	646,251
EQM Midstream Partners L.P., 5.50%, 07/15/2028	353,000	364,342
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(c)	710,000	716,628
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	474,000	390,161
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.88%, 04/15/2026	267,000	278,528
5.50%, 03/01/2030	115,000	123,085
4.88%, 02/01/2031(c)	108,000	110,916
		3,395,198

Other Diversified Financial Services–0.77%
eG Global Finance PLC (United Kingdom), 6.75%, 02/07/2025(c)	478,000	491,790
8.50%, 10/30/2025(c)	240,000	254,772
		746,562

	Principal Amount	Value
Packaged Foods & Meats–4.13%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(c)	$536,000	$ 600,990
Kraft Heinz Foods Co. (The), 6.88%, 01/26/2039	373,000	524,200
5.00%, 06/04/2042	348,000	410,459
4.88%, 10/01/2049	625,000	732,900
5.50%, 06/01/2050	1,025,000	1,323,255
Post Holdings, Inc., 5.63%, 01/15/2028(c)	409,000	430,104
		4,021,908

Paper Products–1.69%
Mercer International, Inc. (Germany), 5.13%, 02/01/2029(c)	730,000	741,089
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(c)	843,000	900,096
		1,641,185

Pharmaceuticals–3.61%
AdaptHealth LLC, 4.63%, 08/01/2029(c)	412,000	413,170
Bausch Health Americas, Inc., 9.25%, 04/01/2026(c)	372,000	412,827
Bausch Health Cos., Inc., 9.00%, 12/15/2025(c)	616,000	671,954
5.75%, 08/15/2027(c)	163,000	175,938
6.25%, 02/15/2029(c)	408,000	435,393
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/2027(c)	99,000	111,685
6.00%, 06/30/2028(c)	125,000	109,875
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(c)	1,104,000	1,188,246
		3,519,088

Publishing–1.10%
Meredith Corp., 6.88%, 02/01/2026	1,047,000	1,070,259

Research & Consulting Services–0.40%
Dun & Bradstreet Corp. (The), 6.88%, 08/15/2026(c)	212,000	227,238
10.25%, 02/15/2027(c)	145,000	162,554
		389,792

Restaurants–1.94%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(c)	867,000	846,582
IRB Holding Corp., 7.00%, 06/15/2025(c)	115,000	125,015
6.75%, 02/15/2026(c)	889,000	916,781
		1,888,378

Security & Alarm Services–0.48%
Brink’s Co. (The), 5.50%, 07/15/2025(c)	70,000	73,806
4.63%, 10/15/2027(c)	379,000	391,286
		465,092

Specialized Consumer Services–1.00%
ServiceMaster Co. LLC (The), 7.45%, 08/15/2027	814,000	973,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco High Income Trust II

	Principal Amount	Value
Specialized REITs–1.22%
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(c)	$477,000	$ 455,058
7.63%REIT, 01/15/2026(c)	686,000	733,162
		1,188,220

Specialty Chemicals–0.36%
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(c)	335,000	345,908

Specialty Stores–0.29%
Sally Holdings LLC/Sally Capital, Inc., 8.75%, 04/30/2025(c)	252,000	277,673

Steel–1.80%
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(c)	287,000	335,790
6.25%, 10/01/2040	181,000	175,902
Commercial Metals Co., 3.88%, 02/15/2031	1,096,000	1,097,370
United States Steel Corp., 6.88%, 03/01/2029	142,000	139,426
		1,748,488

Systems Software–2.69%
Boxer Parent Co., Inc., 9.13%, 03/01/2026(c)	565,000	601,725
Camelot Finance S.A., 4.50%, 11/01/2026(c)	1,236,000	1,284,667
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	728,000	728,910
		2,615,302

Technology Hardware, Storage & Peripherals–0.15%
Dell International LLC/EMC Corp., 8.10%, 07/15/2036(c)	97,000	144,260

Textiles–0.44%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(c)	491,000	429,625

Thrifts & Mortgage Finance–0.39%
NMI Holdings, Inc., 7.38%, 06/01/2025(c)	337,000	381,297

Trading Companies & Distributors–0.46%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(c)(h)	430,000	449,410

Wireless Telecommunication Services–1.52%
Sprint Corp., 7.88%, 09/15/2023	1,059,000	1,223,992
7.63%, 02/15/2025	218,000	259,693
		1,483,685
Total U.S. Dollar Denominated Bonds & Notes (Cost $114,240,673)		117,139,241

Variable Rate Senior Loan Interests–6.18%(j)(k)
Health Care Services–2.16%
Global Medical Response, Inc., Term Loan, 5.75% (1 mo. USD LIBOR + 4.75%), 10/02/2025	701,000	702,973
Radiology Partners, Inc., First Lien Term Loan B, 4.37%, 07/09/2025	700,000	698,982

		Principal Amount	Value
Health Care Services–(continued)
Surgery Center Holdings, Inc., Term Loan, 4.25% (3 mo. USD LIBOR + 3.25%), 09/02/2024		$701,000	$ 699,370
			2,101,325

Metal & Glass Containers–1.45%
Flex Acquisition Co., Inc., Incremental Term Loan B, 3.24% (3 mo. USD LIBOR + 3.00%), 06/29/2025		705,000	700,950
Graham Packaging Co., Inc., Term Loan, 3.75% (1 mo. USD LIBOR + 3.75%), 07/29/2027		705,000	707,404
			1,408,354

Paper Products–0.65%
Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, -%, 02/23/2028(e)(l)		636,667	636,667

Railroads–0.87%
Kenan Advantage Group, Inc. (The), Term Loan, 4.00% (3 mo. USD LIBOR + 3.00%), 07/29/2022		163,635	162,803
4.00% (3 mo. USD LIBOR + 3.00%), 07/29/2022		688,120	684,624
			847,427

Specialty Stores–0.73%
PetSmart, Inc., First Lien Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), 01/28/2028		705,333	711,173

Systems Software–0.32%
Boxer Parent Co., Inc., Term Loan, 3.90% (3 mo. USD LIBOR + 4.25%), 10/02/2025		312,121	312,811
Total Variable Rate Senior Loan Interests (Cost $5,983,452)			6,017,757

Non-U.S. Dollar Denominated Bonds & Notes–2.62%(m)
Building Products–0.74%
Maxeda DIY Holding B.V. (Netherlands), 5.88%, 10/01/2026(c)	EUR	579,000	721,004

Casinos & Gaming–0.18%
Codere Finance 2 (Luxembourg) S.A. (Spain), 10.75%, 09/30/2023 (Acquired 07/24/2020-10/02/2020; Cost $150,631)(c)(g)(n)	EUR	135,000	172,658

Diversified Banks–0.82%
Erste Group Bank AG (Austria), 6.50%(c)(h)(i)	EUR	600,000	801,038

Food Retail–0.77%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(c)	GBP	542,000	753,497

Textiles–0.11%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(c)	EUR	100,000	102,557
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,458,915)			2,550,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco High Income Trust II

	Shares	Value
Common Stocks & Other Equity Interests–0.02%
Movies & Entertainment–0.02%
AMC Entertainment Holdings, Inc., Class A (Cost $0)	2,575	$20,626

Money Market Funds–4.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(o)(p)	1,383,651	1,383,651

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(o)(p)	987,926	988,322

Invesco Treasury Portfolio, Institutional Class, 0.01%(o)(p)	1,581,315	1,581,315

Total Money Market Funds (Cost $3,953,288)		3,953,288

TOTAL INVESTMENTS IN SECURITIES–133.19% (Cost $126,636,328)		129,681,666

BORROWINGS–(31.38)%		(30,550,000)

OTHER ASSETS LESS LIABILITIES–(1.81)%		(1,762,756)

NET ASSETS–100.00%		$97,368,910

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco High Income Trust II

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $77,599,907, which represented 79.70% of the Trust’s Net Assets.

(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $685,717, which represented less than 1% of the Trust’s Net Assets.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Restricted security. The aggregate value of these securities at February 28, 2021 was $315,434, which represented less than 1% of the Trust’s Net Assets.
(h)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(i)	Perpetual bond with no specified maturity date.
(j)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(k)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)	This variable rate interest will settle after February 28, 2021, at which time the interest rate will be determined.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(o)

Affiliated issuer. The issuer and/or the Trust is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Trust’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,845,572	$18,512,150	$(18,974,071)	$ -	$ -	$1,383,651	$1,315
Invesco Liquid Assets Portfolio, Institutional Class	1,421,814	13,784,302	(14,217,416)	(142)	(236)	988,322	2,134
Invesco Treasury Portfolio, Institutional Class	2,109,226	21,156,742	(21,684,653)	-	-	1,581,315	1,352
Total	$5,376,612	$53,453,194	$(54,876,140)	$(142)	$(236)	$3,953,288	$4,801

(p)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.

		Open Forward Foreign Currency Contracts
						Unrealized
Settlement			Contract to			Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
Currency Risk

05/17/2021	Citibank N.A.	EUR	1,315,000	USD	1,596,541	$7,220
Currency Risk
05/17/2021	Goldman Sachs International	GBP	502,000	USD	694,536	(5,081)
Total Forward Foreign Currency Contracts						$2,139

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco High Income Trust II

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $122,683,040)	$125,728,378
Investments in affiliated money market funds, at value (Cost $3,953,288)	3,953,288
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	7,220
Foreign currencies, at value (Cost $41,342)	41,426
Receivable for:
Investments sold	1,597,664
Dividends	43
Interest	1,862,260
Investment for trustee deferred compensation and retirement plans	24,317
Other assets	49,778
Total assets	133,264,374

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	5,081
Payable for: Borrowings	30,550,000
Investments purchased	4,467,439
Dividends	22,440
Amount due custodian	664,724
Accrued fees to affiliates	41,223
Accrued interest expense	23,761
Accrued trustees’ and officers’ fees and benefits	3,445
Accrued other operating expenses	91,930
Trustee deferred compensation and retirement plans	25,421
Total liabilities	35,895,464
Net assets applicable to common shares	$97,368,910

Net assets applicable to common shares consist of:
Shares of beneficial interest – common shares	$112,381,961

Distributable earnings (loss)	(15,013,051)

$97,368,910

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	6,494,743

Net asset value per common share	$14.99

Market value per common share	$13.56

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco High Income Trust II

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$7,517,702

Dividends from affiliated money market funds	4,801

Total investment income	7,522,503

Expenses:
Advisory fees	851,501

Administrative services fees	12,709

Custodian fees	4,245

Interest, facilities and maintenance fees	393,782

Transfer agent fees	38,682

Trustees’ and officers’ fees and benefits	22,937

Registration and filing fees	22,379

Reports to shareholders	53,251

Professional services fees	75,519

Other	3,936

Total expenses	1,478,941

Less: Fees waived	(3,437)

Net expenses	1,475,504

Net investment income	6,046,999

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(6,504,415)

Affiliated investment securities	(236)

Foreign currencies	25,088

Forward foreign currency contracts	(137,512)

(6,617,075)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	8,423,385

Affiliated investment securities	(142)

Foreign currencies	(4,060)

Forward foreign currency contracts	26,236

8,445,419

Net realized and unrealized gain	1,828,344

Net increase in net assets resulting from operations applicable to common shares	$7,875,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco High Income Trust II

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020

Operations:
Net investment income	$6,046,999	$7,149,426

Net realized gain (loss)	(6,617,075)	1,689,150

Change in net unrealized appreciation (depreciation)	8,445,419	(3,840,224)

Net increase in net assets resulting from operations applicable to common shares	7,875,343	4,998,352

Distributions to common shareholders from distributable earnings	(6,456,812)	(7,939,686)

Return of capital applicable to common shares	(1,056,307)	(982,143)

Total distributions	(7,513,119)	(8,921,829)

Net increase (decrease) in common shares of beneficial interest	-	(24,569,615)

Net increase (decrease) in net assets applicable to common shares	362,224	(28,493,092)

Net assets applicable to common shares:
Beginning of year	97,006,686	125,499,778

End of year	$97,368,910	$97,006,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco High Income Trust II

Statement of Cash Flows

For the year ended February 28, 2021

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$7,875,343

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:

Purchases of investments	(115,438,966)

Proceeds from sales of investments	125,121,190

Proceeds from sales of short-term investments, net	921

Amortization of premium on investment securities	465,065

Accretion of discount on investment securities	(446,854)

Decrease in receivables and other assets	474,462

Decrease in accrued expenses and other payables	(23,001)

Net realized loss from investment securities	6,504,415

Net change in unrealized appreciation on investment securities	(8,423,385)

Net change in unrealized appreciation of forward foreign currency contracts	(26,236)

Net cash provided by operating activities	16,082,954

Cash provided by (used in) financing activities:

Dividends paid to common shareholders from distributable earnings	(6,457,864)

Return of capital	(1,056,307)

Increase in payable for amount due custodian	664,724

Repayment of borrowings	(12,000,000)

Net cash provided by (used in) financing activities	(18,849,447)

Net decrease in cash and cash equivalents	(2,766,493)

Cash and cash equivalents at beginning of period	6,761,207

Cash and cash equivalents at end of period	$3,994,714

Supplemental disclosure of cash flow information:

Cash paid during the period for interest, facilities and maintenance fees	$454,305

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco High Income Trust II

Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year Ended February 28, 2021		Year Ended February 29, 2020	Years ended February 28,
				2019	2018	2017

Net asset value per common share, beginning of period	$14.94		$15.46	$15.95	$16.36	$14.37

Net investment income(a)	0.93		0.92	0.92	0.93	1.08

Net gains (losses) on securities (both realized and unrealized)	0.28		(0.28)	(0.33)	(0.33)	2.04

Total from investment operations	1.21		0.64	0.59	0.60	3.12

Less:
Dividends paid to common shareholders from net investment income	(1.00)		(1.03)	(1.03)	(1.01)	(1.07)

Return of capital	(0.16)		(0.13)	(0.05)	—	(0.06)

Total distributions	(1.16)		(1.16)	(1.08)	(1.01)	(1.13)

Net asset value per common share, end of period	$14.99		$14.94	$15.46	$15.95	$16.36

Market value per common share, end of period	$13.56		$13.53	$14.26	$14.04	$14.66

Total return at net asset value(b)	10.16%		4.72%	4.92%	4.42%	23.29%

Total return at market value(c)	10.04%		2.81%	9.94%	2.57%	25.90%

Net assets applicable to common shares, end of period (000’s omitted)	$97,369		$97,007	$125,500	$129,516	$132,783

Portfolio turnover rate(d)	101%		41%	38%	38%	91%

Ratios/supplemental data based on average net assets:

Ratio of expenses:

With fee waivers and/or expense reimbursements	1.63	%(e)	2.41%	2.37%	1.95%	1.71%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.20	%(e)	1.24%	1.23%	1.15%	1.14%

Without fee waivers and/or expense reimbursements	1.63	%(e)	2.42%	2.37%	1.95%	1.72%

Ratio of net investment income to average net assets	6.68	%(e)	5.93%	5.97%	5.73%	6.85	%(f)

Senior securities:

Asset coverage per $1,000 unit of senior indebtedness(g)	$4,187		$3,280	$3,639	$3,724	$3,792

Total borrowings (000’s omitted)	$30,550		$42,550	$47,550	$47,550	$47,550

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $90,498.
(f)	Amount includes the effect of insurance settlement proceeds received related to ARPS previously issued by the Trust. The ratio of net investment income excluding these payments would have been 6.66%.
(g)

Calculated by subtracting the Trust’s total liabilities (not including the Borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco High Income Trust II

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco High Income Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities.

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total

24                    Invesco High Income Trust II

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - The Trust has adopted a Managed Distribution Plan (the “Plan”) whereby the Trust will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount based on a distribution rate of 8.5% of the market price per share on August 1, 2018. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. Distributions from net investment income are declared and paid monthly, and recorded on the ex-dividend date. The Plan may be amended or terminated at any time by the Board.

E.

Federal Income Taxes - The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with

25                    Invesco High Income Trust II

forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

N.

LIBOR Risk - The Trust may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Trust or the instruments in which the Trust invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Trust.

O.

Other Risks - The Trust invests in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Trust’s transaction costs.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

P.

Leverage Risk – The Trust utilizes leverage to seek to enhance the yield of the Trust by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.70% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $3,437.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2021, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust’s custodian.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

26                    Invesco High Income Trust II

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$117,139,241	$0	$117,139,241

Variable Rate Senior Loan Interests	–	5,381,090	636,667	6,017,757

Non-U.S. Dollar Denominated Bonds & Notes	–	2,550,754	–	2,550,754

Common Stocks & Other Equity Interests	20,626	–	–	20,626

Money Market Funds	3,953,288	–	–	3,953,288

Total Investments in Securities	3,973,914	125,071,085	636,667	129,681,666

Other Investments - Assets*

Forward Foreign Currency Contracts	–	7,220	–	7,220

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(5,081)	–	(5,081)

Total Other Investments	–	2,139	–	2,139

Total Investments	$3,973,914	$125,073,224	$636,667	$129,683,805

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 28, 2021:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$7,220

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$7,220

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(5,081)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(5,081)

Offsetting Assets and Liabilities

The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Citibank N.A.	$7,220	$ -	$7,220	$–	$–	$7,220

Goldman Sachs International	–	(5,081)	(5,081)	–	–	(5,081)

Total	$7,220	$(5,081)	$2,139	$–	$–	$2,139

27                    Invesco High Income Trust II

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(137,512)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	26,236

Total	$(111,276)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$1,854,855

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Trust to fund such deferred compensation amounts.

NOTE 6–Cash Balances and Borrowings

The Trust has entered into a $50 million credit agreement, which will expire on November 12, 2021. This credit agreement is secured by the assets of the Trust.

During the year ended February 28, 2021, the average daily balance of borrowing under the credit agreement was $31,100,685 with a weighted interest rate of 1.05%. The carrying amount of the Trust’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Trust is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020

Ordinary income*	$6,456,812	$7,939,686

Return of capital	1,056,307	982,143

Total distributions	$7,513,119	$8,921,829

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Net unrealized appreciation – investments	$2,669,126

Net unrealized appreciation - foreign currencies	678

Temporary book/tax differences	(16,193)

Capital loss carryforward	(17,666,662)

Shares of beneficial interest	112,381,961

Total net assets	$97,368,910

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

28                    Invesco High Income Trust II

The Trust has a capital loss carryforward as of February 28, 2021, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$3,929,212	$13,737,450	$17,666,662

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2021 was $119,402,265 and $126,214,713, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,746,250

Aggregate unrealized (depreciation) of investments	(2,077,124)

Net unrealized appreciation of investments	$2,669,126

Cost of investments for tax purposes is $127,014,679.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization and return of capital distributions, on February 28, 2021, undistributed net investment income was increased by $1,825,493, undistributed net realized gain (loss) was decreased by $804,119 and shares of beneficial interest was decreased by $1,021,374. This reclassification had no effect on the net assets of the Trust.

NOTE 10–Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended February 28,	Year Ended February 29,
	2021	2020

Beginning shares	6,494,743	8,118,429

Tender offer purchase	–	(1,623,686)

Ending shares	6,494,743	6,494,743

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11–Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2021:

Declaration Date	Amount per Share	Record Date	Payable Date

March 1, 2021	$0.0964	March 15, 2021	March 31, 2021

April 1, 2021	$0.0964	April 14, 2021	April 30, 2021

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Trust’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Trust and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

29                    Invesco High Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco High Income Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Income Trust II (the “Trust”) as of February 28, 2021, the related statements of operations and cash flows for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of February 28, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30                    Invesco High Income Trust II

DISTRIBUTION NOTICE

March 2021

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND - Common Shares – Cusip: 46132R104

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

INVESCO SENIOR INCOME TRUST - Common Shares – Cusip: 46131H107

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective October 1, 2020, the Board of Invesco Dynamic Credit Opportunities Fund (NYSE: VTA) approved a Managed Distribution Plan (the “VTA Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075 per share.

Effective October 1, 2020, the Board of Invesco Senior Income Trust (NYSE: VVR) approved a Managed Distribution Plan (the “VVR Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective. The VTA Plan, the VVR Plan and the VLT Plan are collectively referred to herein as the “Plans.”

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Plans. All amounts are expressed per common share. Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Funds’ investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	MARCH 2021
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Captial Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0625	64.83%	$0.0000	0.00%	$0.0339	35.17%	$0.0964
Invesco Dynamic Credit Opportunities Fund	$0.0389	51.87%	$0.0000	0.00%	$0.0361	48.13%	$0.0750
Invesco Senior Income Trust	$0.0210	100.00%	$0.0000	0.00%	$0.0000	0.00%	$0.0210

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) February 28, 2021*
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Captial Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of FYE 2/28/21 Distribution	Per Share Amount	% of FYE 2/28/21 Distribution	Per Share Amount	% of FYE 2/28/21 Distribution
Invesco High Income Trust II	$0.9333	80.68%	$0.0000	0.00%	$0.2235	19.32%	$1.1568
Invesco Dynamic Credit Opportunities Fund	$0.8209	91.21%	$0.0000	0.00%	$0.0791	8.79%	$0.9000
Invesco Senior Income Trust	$0.2231	85.48%	$0.0000	0.00%	$0.0379	14.52%	$0.2610

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The final determination of the source and tax characteristics of all distributions in 2021 will be made after the end of the year.

The monthly distributions are based on estimates and terms of each Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

Each Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. Each Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in each Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

31                    Invesco High Income Trust II

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2020 to February 28, 2021			Five year period ending February 28, 2021
	FYTD Cumulative Total Return[1]	Cumulative Distribution Rate[2]	Current Annualized Distribution Rate[3]	Average Annual Total Return[4]
Invesco High Income Trust II	10.24%	7.72%	7.72%	9.28%
Invesco Dynamic Credit Opportunities Fund	6.84%	7.53%	7.53%	9.12%
Invesco Senior Income Trust	6.26%	5.75%	5.75%	7.95%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2020 through February 28, 2021) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of February 28, 2021.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2021.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending February 28, 2021. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plans will be subject to periodic review by each Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by each Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For more information, call 1-800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.3 trillion in assets on behalf of clients worldwide as of February 28, 2021.

For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY THE BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

–Invesco–

32                    Invesco High Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	1.64%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	98.49%
Qualified Business Income*	0.00%
U.S. Treasury Obligations*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.
Non-Resident Alien Shareholders
Qualified Interest Income**	83.78%
** The above percentage is based on income dividends paid to shareholders during the Trust’s fiscal year.

33                    Invesco High Income Trust II

Additional Information

Investment Objective, Policies and Principal Risks of the Trust

Recent Changes

During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Investment Objective

The investment objective of Invesco High Income Trust II (the “Trust”) is to provide to its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities. The investment objective is fundamental and may not be changed without approval of a majority of the Trust’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Policies of the Trust

The Trust will invest primarily in high income producing fixed-income securities rated in the medium and lower categories by established rating agencies, or unrated securities determined by Invesco Advisers, Inc. (the “Adviser”) to be of comparable quality. Medium and lower grade securities are those rated BB or lower by S&P Global Ratings (“S&P”) (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), or securities that are not rated by either such rating agency but are believed by the Adviser to be of comparable quality. Lower-grade securities are commonly referred to as “junk bonds.” No limitation exists as to the rating category in which the Trust may invest.

High income producing fixed-income securities are generally corporate fixed-income securities rated between BB/Ba and C/C by S&P and Moody’s and are frequently issued by corporations in the growth stage of their development. Securities which are rated BB, B, CCC, CC and C are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

In normal market conditions, at least 65% of the Trust’s assets will be invested in fixed-income securities. The fixed-income securities in which the Trust will invest will consist primarily of debt securities. “Fixed-income securities” which may be acquired by the Trust include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities. Most debt securities in which the Trust will invest will bear interest at fixed rates. However, the Trust reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participation based on revenues, sales or profits. Fixed-income securities which may be acquired also include preferred stocks that have cumulative or non-cumulative dividend rights. Fixed-income securities also include convertible securities and zero coupon.

The Trust may invest up to 35% of its total assets in securities rated higher than BB by S&P or higher than Ba by Moody’s or unrated securities of comparable quality and may invest a higher percentage, up to 100% of its total assets, in such higher rated securities (i) when the difference in yields between quality classifications is relatively narrow, (ii) when, consistent with seeking to maintain the dollar-weighted average maturity of the Trust’s portfolio of up to 12 years, high income producing fixed-income securities of appropriate maturities are unavailable or are available only at prices that the Adviser deems are unfavorable or (iii) when the Adviser determines that market conditions warrant a temporary, defensive policy.

The Trust will seek to preserve capital through portfolio diversification and by limiting investments to fixed-income securities which the Adviser believes entail reasonable credit risk. The Trust has a non-fundamental investment policy of maintaining a dollar-weighted average portfolio maturity of up to 12 years, with no limitation on the maturity of individual securities that it may acquire. Subject to the Trust’s policy of maintaining a dollar-weighted average portfolio maturity of up to 12 years, the Adviser may seek to adjust the portfolio’s maturity based on its assessment of current and projected market conditions and all factors that the Adviser deems relevant. Any decisions as to the targeted maturity of the Trust’s portfolio or any particular category of investments or of the Trust’s portfolio generally will be made based on all pertinent market factors at any given time.

Convertible Securities. Fixed-income securities in which the Trust may invest include convertible securities, which are securities that generally pay interest and may be converted into common stock. In selecting convertible securities for the Trust, the following factors, among others, will be considered by the Adviser: (1) the Adviser’s own evaluations of the creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Trust’s portfolio as to issuers and industries; and (8) whether the securities are rated by Moody’s and/or S&P and, if so, the ratings assigned.

Zero Coupon Securities. Fixed-income securities also include zero coupon securities issued by corporations and other private entities. The Trust is permitted to invest up to 10% of its total assets in zero coupon securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.

Loans. Consistent with the Trust’s strategy of investing in income securities, the Trust may invest up to 20% of its total assets in fixed and floating rate loans. Loans are typically arranged through private negotiations between the borrower and one or more lenders. Loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. The loans in which the Trust invests are generally in the form of loan assignments and participations of all or a portion of a loan from another lender. In the case of an assignment, the Trust acquires direct rights against the borrower on the loan, however, the Trust’s rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In the case of a participation, the Trust typically has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency of the lender selling the participation, the Trust may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.

Restricted and Illiquid Securities. The Trust may invest up to 20% of its total assets in fixed-income securities that are not readily marketable, including securities restricted as to resale such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. No security that is not readily marketable will be acquired unless the Adviser believes such security to be of comparable quality to publicly-traded securities in which the Trust may invest. Certain fixed-income securities are somewhat liquid and may become more liquid as secondary markets for these securities continue to develop. These securities will be included in, or excluded from, the 20% limitation on a case-by-case basis by the Adviser depending on the perceived liquidity of the security and market involved.

Non-Dollar Denominated Securities. The Trust may invest a portion or all of its total assets in securities issued by foreign governments or foreign corporations; provided, however, that the Trust may not invest more than 30% of its total assets in non-U.S. dollar denominated securities. The same quality levels currently permitted by the Trust for all investments, will apply to foreign investments. The Trust may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries.

The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the Trust’s net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Trust’s total assets will not require elimination of any security from the Trust’s portfolio.

The Trust may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency.

Derivatives. The Trust can invest in derivative instruments, including swap contracts (including

34                    Invesco High Income Trust II

credit default swaps, total return swaps, interest rate swaps and volatility swaps), options (including interest rate options, credit default swap options and swaptions), futures contracts (including interest rate futures) and forward foreign currency contracts. The Trust can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates, and credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Trust can further use total return swaps to gain exposure to a reference asset and volatility swaps to adjust the volatility profile of the Trust. The Trust can use options, including credit default swap options, to gain the right to enter into a credit default swap at a specified future date and swaptions (options on swaps) to manage interest rate risk. The Trust can also use options on bond or interest rate futures contracts to increase or reduce its exposure to interest rate changes. The Trust can engage in forward foreign currency contracts, currency futures and currency options to mitigate the risk of foreign currency exposure.

Borrowing. The Trust currently utilizes leverage in the form of borrowings in an effort to maximize returns. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.

Money Market Funds. To the extent permitted by applicable law and the Trust’s investment objectives, policies, and restrictions, the Trust may invest all or some of its short-term cash investments in money market funds, including money market fund advised or managed by the Adviser or its affiliates. When the Trust purchases shares of another investment company, including an affiliated money market fund, the Trust will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

Temporary Defensive Investments. The Trust may invest up to 100% of its assets in investments that may be inconsistent with the Trust’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or other atypical circumstances. As a result, the Trust may not achieve its investment objective.

Investment Process. In selecting securities for the Trust’s portfolio, the Adviser focuses on securities that it believes have favorable prospects for high current income and the possibility of growth of capital. The Adviser conducts a bottom-up fundamental analysis of an issuer before its securities are purchased by the Trust. The fundamental analysis involves an evaluation by a team of credit analysts of an issuer’s financial statements in order to assess its financial condition. The credit analysts also assess the ability of an issuer to reduce its leverage (i.e., the amount of borrowed debt). The bottom-up fundamental analysis is supplemented by an ongoing review of the securities’ relative value compared with other similar rated bonds, and a top-down analysis of sector and macro-economic trends, such as changes in interest rates. The portfolio managers attempt to control the Trust’s risk by limiting the portfolio’s assets that are invested in any one security, and by diversifying the portfolio’s holdings over a number of different industries.

Although the Trust is actively managed, it is reviewed regularly against its style-specific benchmark index (the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index) and its peer group index (the Lipper High Current Yield Bond Funds Index) to assess the portfolio’s relative risk and its positioning.

Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Trust’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Trust’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Trust.

Principal Risks of Investing in the Trust

As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Trust can increase during times of significant market volatility. The principal risks of investing in the Trust are:

Market Risk. The market values of the Trust’s investments, and therefore the value of the Trust’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Trust’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Trust’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events may have a significant impact on the value of the Trust’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Trust’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Trust will rise in value.

COVID-19. The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Trust’s performance.

Debt Securities Risk. The prices of debt securities held by the Trust will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Trust to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Trust’s distributable income because interest payments on floating rate debt instruments held by the Trust will decline. The Trust could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

High Yield Debt Securities (Junk Bond) Risk. The Trust’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Trust to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.

Credit Risk. The issuers of instruments in which the Trust invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Trust invests in junk bonds, which may cause the Trust to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust’s securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Trust may be unable to obtain full recovery on such amounts.

Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer

35                    Invesco High Income Trust II

maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline.

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Trust’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Trust’s investments in new securities may be at lower yields and may reduce the Trust’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies like the Trust frequently trade at prices lower than their net asset value. Because the market price of the Trust’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.

Income Risk. The income you receive from the Trust is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Trust may decrease as well.

Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Trust in securities bearing the new, lower interest rates, resulting in a possible decline in the Trust’s income and distributions to shareholders.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Trust’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Liquidity Risk. The Trust may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Consequently, the Trust may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Trust’s performance. Liquid securities can become illiquid during periods of market stress.

Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Trust from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Trust may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.

Unrated Securities Risk. Because the Trust purchases securities that are not rated by any nationally recognized statistical rating organization, the Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Trust might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility. A reduction in the rating of a security after the Trust buys it will not require the Trust to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Trust’s portfolio.

Borrowing Risk. Borrowing money to buy securities exposes the Trust to leverage because the Trust seeks to achieve a return on a capital base larger than the assets that shareholders have contributed to the Trust. Borrowing will cause the Trust’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of the Trust’s portfolio securities. The Trust may also be required to liquidate positions when it may not be advantageous to do so in order to repay borrowed money when due. In addition, the Trust will incur interest expenses and other fees on borrowed money. There can be no assurance that the Trust’s borrowing strategy will enhance and not reduce the Trust’s returns.

Foreign Securities Risk. The value of the Trust’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Trust could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate

36                    Invesco High Income Trust II

those companies. The laws of certain countries may put limits on the Trust’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Trust has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Trust has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, the use of currency forward contracts could reduce performance if there are unanticipated changes in currency exchange rates.

Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Emerging Markets Securities Risk. Emerging markets (also referred toas developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable which can impede the Trust’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Risk of Investing in Loans. There are a number of risks associated with an investment in loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Trust’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the borrower. If the borrower defaults on its obligation to pay, there is the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. The value of loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. These risks could cause the Trust to lose income or principal on a particular investment, which in turn could affect the Trust’s returns.

Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

U.S. Government Obligations Risk. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Trust’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Trust may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.

Distribution Risk. The Board has adopted a Managed Distribution Plan (the “Plan”) for the Trust

whereby the Trust seeks to pay a stated fixed monthly distribution amount to common shareholders. The Plan is intended to provide common shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. Please see “Managed Distribution Plan Disclosure” in this report for additional information regarding the Plan.

Management Risk. The Trust is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Trust’s portfolio. The Trust could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results.

Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Trust, which may also adversely affect the ability of the Trust to achieve its investment objective.

[1]

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

37                    Invesco High Income Trust II

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2014	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2010

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	1000 Louisiana Street, Suite 5800	225 Franklin Street
	Atlanta, GA 30309	Houston, TX 77002-5021	Boston, MA 02110-2801

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Computershare Trust Company, N.A
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	250 Royall Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Canton, MA 02021

T-7                    Invesco High Income Trust II

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Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Trust holdings and proxy voting information

The Trust provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-05769	VK-CE-HINC2-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn and Christopher L. Wilson. Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn and Christopher L. Wilson are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between March 1, 2020 to April 28, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Manager and one PwC Associate each held financial interests either directly or, in the case of the PwC Manager, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of the PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individual), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020
Audit Fees	$37,625	$48,266
Audit-Related Fees	$0	$0
Tax Fees(1)	$15,898	$24,102
All Other Fees	$0	$0

Total Fees	$53,523	$72,368

(1)

Tax Fees for the fiscal years ended February 28, 2021 and February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended February 28, 2021 and $4,089,000 for the fiscal year ended February 29, 2020. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,935,898 for the fiscal year ended February 28, 2021 and $4,803,102 for the fiscal year ended February 29, 2020.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

A.	Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage with portfolio companies in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

B.	Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to; Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

II.	Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy administration team is responsible for operational implementation including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

A.	Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed voting guidelines and in circumstances where Majority Voting applies.

B.	Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated proxy administration team which include; (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

C.	Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

•

In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

•	In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.

•

In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

•	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

•

In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

•	In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

D.	Global Invesco Proxy Advisory Committee

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii)

provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

E.	Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

•	Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, a proxy voting service may not be offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

F.	Securities Lending

Invesco’s funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

G.	Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest exists (“Global Conflicts List”). Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the proxy administration team. The Global Conflicts List is updated periodically by the proxy administration team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies on the Global Conflicts List will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Sub-committee for a majority vote of its members.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

•	In the United States, as required by law, proportional voting applies.

•	Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

•

Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

•	To the extent proportional voting is required by law, but not operationally possible, Invesco will not vote the shares.

•

For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

•	For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless we have local policies in place as per Exhibit A.

H.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide recommendations based on Invesco’s internally developed custom guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors which may result in the issuance of revised proxy vote recommendations. Invesco’s proxy administration team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. There may be instances where these updates may not be provided in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist with services that include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. Invesco conducts semi-annual roundtables with external proxy and governance experts and our Global IPAC to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

Invesco’s compliance function completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

I.	Review of Policy

The Global IPAC and Invesco’s Global ESG team, proxy administration team, compliance and legal teams annually communicate and review this Policy and our internally developed voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.	Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution except where otherwise specified in this Policy. The final voting decisions may incorporate the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

The following are high-level governance principles that Invesco endorses:

A.	Transparency

Investors require accurate, timely and complete information in order to make informed investment decisions and effectively carry out their stewardship obligations. Invesco supports the highest standards in corporate transparency, including but not limited to the following areas:

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

•

We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

•	We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.	Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

•

We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•	We generally support proposals to decommission differentiated voting rights.

•	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

•

We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

•

In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

•	Adoption of proxy access rights

•	Rights to call special meetings

•	Rights to act by written consent

•	Reduce supermajority vote requirements

•	Remove antitakeover provisions

•	Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

•

We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

•

We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

•

We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

•

In addition, we will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

C.	Board Composition

Annual director elections: Board members should generally stand for election annually and individually.

•	We will generally support proposals requesting that directors stand for election annually.

•

We will generally vote against the incumbent governance committee chair or lead independent director if a company has a declassified board structure that is not being phased out. This policy will not apply in regions where market practice is for directors to stand for election on a staggered basis or for boards that do not oversee significant commercial operations.

•

When a board is presented for election as a slate (i.e., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

•

Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

•

We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•	We will generally vote against non-independent directors serving on the audit committee.

•	We will generally vote against non-independent directors serving on the compensation committee.

•	We will generally vote against non-independent directors serving on the nominating committee.

•

In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

•	We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

•	We will generally support shareholder proposals requesting that the board chair be an independent director.

•

We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Directors serving on the board should attend at least 75% of their board and committee meetings, where applicable. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

•	We will generally vote against directors who do not attend 75% of their meetings unless there are extenuating circumstances such as health matters or family emergencies.

•

We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

•

We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

•

In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

•

We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D.	Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

•	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

•

We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

•	With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E.	Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i.	significant bribery, corruption or ethics violations;

ii.	events causing significant environmental degradation;

iii.	significant health and safety incidents; or

iv.	failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

•

Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social issues or mitigate exposure to material environmental and social risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company’s track record managing these risks, the efficacy of the proposal’s request and whether the requested action is unduly burdensome.

•	We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

•

We will generally support shareholder resolutions requesting that companies provide additional information on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include but are not limited to the following: gender pay gap reporting requests, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, and reporting on climate change risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

F.	Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii.

there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long term incentive awards are less than three years;

iv.	the company “front loads” equity awards;

v.	there are inadequate risk mitigating features in the program such as clawback provisions;

vi.	excessive, discretionary one-time equity grants are awarded to executives;

vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*1

Invesco Asset Management (Japan) Limited*1

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Deutschland GmbH

Invesco Asset Management Limited1

Invesco Asset Management Singapore Ltd

Invesco Asset Management Spain

Invesco Australia Ltd

Invesco Canada Ltd.1

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*1

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Managed Accounts, LLC

Invesco Management S.A

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Pensions Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.a.r.l1

Invesco Senior Secured Management, Inc.

Invesco Taiwan Ltd*1

Invesco Trust Company

Oppenheimer Funds, Inc.

WL Ross & Co. LLC

*	Invesco entities with specific proxy voting guidelines
[1]	Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

As of February 28, 2021, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•

Niklas Nordenfelt, CFA, Portfolio Manager, who has been responsible for the Trust since 2020 and has been associated with Invesco and/or its affiliates since 2020. Prior to 2020, he was associated with Wells Fargo Asset Management where he served as a Managing Director, Senior Portfolio Manager and Co-Head of US High Yield.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2021 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund
Invesco High Income Trust II
Niklas Nordenfelt	None
Scott Roberts	$100,001 -$500,000

Assets Managed

The following information is as of February 28, 2021 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco High Income Trust II
Niklas Nordenfelt	2	$1,067.3	9	$744.5	None	None
Scott Roberts	2	$1,067.3	6	$717.5	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management Invesco India Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured2, [3] Invesco Capital2,[4]	Not applicable
Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
[3]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[4]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2021, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM	13. EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

13(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the Section 19(a) notices to shareholders are attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco High Income Trust II

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 7, 2021